                                                                   EXHIBIT 10.18

                                               Confidential Treatment Requested
                                             Under 17 C.F.R. (S)(S) 200.80(b)(4)
                                                      200.83 and 230.406


Addendum to the "COLLABORATION AGREEMENT" between Novartis Agribusiness Biotechnology Research, Inc. and Diversa Corporation.

This addendum dated and effective as of the date last below written (the "Effective Date") is between Diversa Corporation ("Diversa"), a Delaware corporation, and Novartis Agribusiness Biotechnology Research, Inc. ("Novartis"), a corporation organized under the laws of Delaware, (collectively, the "Parties").

WHEREAS, Diversa has isolated and characterized a [*****];

WHEREAS, Novartis would like to receive such [*****] for [*****] against a [*****];

NOW, THEREFORE, in consideration of the mutual covenants set forth in this addendum, the Parties hereby agree as follows:

(1) Diversa will [*****]. to Novartis, which are Diversa [*****]. Novartis will [*****] to [*****] The cost associated with the transfer of such [*****] is set at [*****].

(2) If and when [*****] are [*****] as [*****] (as defined in clause 1 of the Collaboration Agreement) by the Research Committee, [*****] will be conducted under the terms set forth in the Collaboration Agreement.

(3) The scope of a [*****] license will be the use in [*****], applying to Crops the definition set forth in Collaboration Agreement.

(4) This addendum, when fully executed, will be made an integral part of the Collaboration Agreement.

Accepted and Agreed to:

NOVARTIS AGRIBUSINESS               DIVERSA CORPORATION
BIOTECHNOLOGY RESEARCH, Inc.

/s/ Stephen V. Evola                /s/ Jay M. Short
----------------------------        --------------------------
By: Dr. Stephen V. Evola            By:  Dr. Jay M. Short
Co-President                        Chief Executive Officer

                                               *Confidential Treatment Requested

                            COLLABORATION AGREEMENT

                                    between

               NOVARTIS AGRIBUSINESS BIOTECHNOLOGY RESEARCH, INC.

                                      and

                              DIVERSA CORPORATION

                            COLLABORATION AGREEMENT

     This Collaboration Agreement, dated and effective as of January 25, 1999 (the "Effective Date"), is between Diversa Corporation ("Diversa"), a Delaware corporation, and Novartis Agribusiness Biotechnology Research, Inc., ("Novartis"), a corporation organized under the laws of Delaware (collectively, the "Parties").

                                R E C I T A L S

     WHEREAS, Diversa has discovered and developed [*****] (as defined below), as well as proprietary technologies for the [*****] and is in the possession of Diversa Technology (as defined below) relating to said [*****] and technologies;

     WHEREAS, Novartis discovers, develops, and commercializes products useful in [*****] including [*****] as well as applied products which confer similar benefits;

     WHEREAS, Novartis and Diversa desire to collaborate to apply the [*****] and Diversa Technology to produce [*****]

     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

1.   Definitions.

     "ADR" shall have the meaning set forth in Section 11.3.

     "Advanced Field Trials" shall mean advanced testing trials of a [*****] after successful testing in [*****] in a manner representative of [*****] including determining the [*****] of a [*****] in [*****] under [*****]

     "Affiliate" shall mean any entity that directly or indirectly Owns, is Owned by or is under common Ownership, with Novartis, NADI or Diversa, as the case may be, where "Owns" or "Ownership" means direct or indirect possession of [*****] of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

     "Agreement" shall mean this Collaboration Agreement.

     "Alternate" shall have the meaning set forth in Section 3.4.

                                       1.      *Confidential Treatment Requested

     "Audited Party" shall have the meaning set forth in Section 6.9.

     "Auditing Party" shall have the meaning set forth in Section 6.9.

     "[*****] Project" shall have the meaning set forth in Section 2.1.4.

     "Biomolecule(s)" shall mean [*****] regardless of whether they [*****] including [*****]

     "[*****] Project" shall have the meaning set forth in Section 2.1.

     "Change of Control" shall mean any of the following [*****] [*****] (a) a merger or consolidation of Diversa which results in the voting securities of Diversa outstanding immediately prior thereto ceasing to represent at least [*****] of the combined voting power of the surviving entity immediately after such merger or consolidation; (b) the sale of all or substantially all of the assets of Diversa; or (c) any one person (other than Diversa, any trustee or other fiduciary holding securities under an employee benefit plan of Diversa, or any corporation owned directly or indirectly by the stockholders of Diversa, in substantially the same proportion as their ownership of stock of Diversa), together with any of such person's "affiliates" or "associates", as such terms are used in the Securities Exchange Act of 1934, as amended, becoming the beneficial owner of [*****] of the combined voting power of the outstanding securities of Diversa or by contract or otherwise having the right to control the Board of Directors or equivalent governing body of Diversa or the ability to cause the direction of management of Diversa.

     "Committee Member" shall have the meaning set forth in Section 3.

     "Confidential Information" shall have the meaning set forth in Section 7.1.

     "Crop" shall mean any [*****]

     "[*****]" shall mean all [*****] that are derived from Licensed [*****] through [*****] and all [*****] through [*****] to any Licensed [*****] and any [*****] of such [*****]

     "[*****]" shall mean all [*****] that are [*****] through [*****] and all [*****] that are [*****] through [*****] to any Novartis [*****] and any [*****]
of such [*****]

                                       2.      *Confidential Treatment Requested

     "[*****] Biomolecule" shall mean any [*****] or [*****] which exhibits [*****] in the [*****] Field and which the [*****] has elected to [*****].

     "[*****] Net Sales" shall mean the [*****] and [*****] determined in accordance with the definition of Net Sales [*****] as established by competent written records, with the intent of determining the [*****].

     "Disclosing Party" shall mean that Party disclosing Confidential Information to the other Party under Section 7.

     "Dispute" shall have the meaning set forth in Section 11.3.

     "Diversa Biomolecules" shall mean all [*****] which are provided by Diversa to Novartis under the Collaboration Agreement and [*****].

     "Diversa Inventions" shall mean those Inventions over which Diversa has exclusive ownership and control as provided in Sections 5.1 and 5.2.3.

     "Diversa Know-How" shall mean all know-how, trade secrets, inventions, data, processes, procedures, devices, methods, formulas, media and/or all lines, reagents, protocols and marketing and other information, including improvements thereon, whether or not patentable, which are not covered by the Diversa Patent Rights, but which are necessary or useful for the commercial exploitation of the Diversa Patent Rights or the conduct of the Projects or otherwise relate to [*****] or Royalty-Bearing Products, and which are owned by or licensed to Diversa, with the right to license, as of the Effective Date or otherwise during the Research Period.

     "Diversa Patent Rights" shall mean all patent and provisional patent applications, issued and subsisting patents and substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions and supplementary protection certificates thereof, including foreign counterparts of the foregoing owned by or licensed to Diversa, with the right to license, [*****] [*****]. Without limiting the generality of the foregoing, [*****] under Sections 5.1.1, 5.1.3 and 5.1.4, or [*****] under Section 5.2.3.

     "[*****]" will document the research phase to be performed by [*****] including [*****].

                                       3.      *Confidential Treatment Requested

     "Diversa Technology" shall mean the Diversa Know-How and the Diversa Patent Rights.

     "[*****]" shall mean [*****].

     "[*****]" shall mean [*****].

     "Indemnitees" shall have the meaning set forth in Section 9.1.

     "Indemnitor" shall have the meaning set forth in Section 9.1.

     "Initial Projects" shall mean the [*****] Project, the [*****] Project, the [*****] Project and the [*****] Project.

     "Inventions" shall have the meaning set forth in Section 5.1.


     "[*****] Project" shall have the meaning set forth in Section 2.3.

     "License" shall have the meaning set forth in Section 4.1.

     "License Agreement" shall have the meaning set forth in Section 4.4.

     "Licensed Biomolecule" shall mean each [*****] subject to a License granted [*****] of the [*****] (a) [*****] of which [*****] is within the [*****] or (b)
which [*****] is [*****].

     "License Fees" shall have the meaning set forth in Section 6.4.

     "[*****] Activity Level" shall mean, with respect to each Project, [*****].

     "[*****] Project" shall have the meaning set forth in Section 2.1.2.

     "[*****]" shall mean [*****].

                                      4.

     "Net Sales" shall mean the [*****] less [*****]. For each Royalty-Bearing Product, the gross invoice price shall [*****] including, without limitation, [*****].

     With respect to sales by Novartis [*****] Affiliates [*****] of any product which incorporates both (i) [*****] and (ii) [*****], Net Sales shall be calculated by [*****] by the [*****] as used herein, shall mean a [*****] and the [*****] The [*****] of such components shall be equal to the [*****] provided, however, that, in the event that the [*****].

     "[*****] Project" shall mean a [*****], undertaken pursuant to the terms of this Agreement.

     "Novartis Biomolecules" shall mean all [*****] which are provided by Novartis to Diversa under the Collaboration Agreement.

     "[*****] Field" shall mean, with [*****] the [*****]. The [*****] Field for [*****] is set forth in this Agreement. The [*****] Field for each [*****] is as set forth in the [*****].

     "Novartis Inventions" shall mean those Inventions over which Novartis has exclusive ownership and control as provided in Section 5.1 and 5.2.3.

     "Novartis Patent Rights" shall mean all patent and provisional patent applications, issued and subsisting patents and substitutions, divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions and supplementary protection certificates thereof, including foreign counterparts of the foregoing owned by

                                       5.      *Confidential Treatment Requested
or licensed to Novartis, with the right to license, as of the Effective Date or [*****] claiming inventions owned (or in-licensed) and controlled by Novartis which are necessary or useful for the [*****] or [*****] Royalty-Bearing Products. Without limiting the generality of the foregoing, Novartis Patent Rights include any patents and patent applications claiming Inventions owned by Novartis under Sections 5.1.2, 5.1.3 and 5.1.4, or transferred to Novartis under
Section 5.2.3.

     "Novartis [*****]" shall mean a [*****]. Such documentation will include the [*****] Any Novartis [*****] submitted with respect to any [*****] will also include the [*****] Field and the [*****] for [*****] under such [*****] The [*****].

     "Option" shall have the meaning set forth in Section 4.1.

     "Option Effective Date" shall have the meaning set forth in Section 4.1.

     "Option Exercise Date" shall have the meaning set forth in Section 4.3.

     "Option Period" shall have the meaning set forth in Section 4.2.

     "Party" means Diversa or Novartis.

     "[*****]" shall mean, with respect to each [*****] [*****] may include [*****].

     "Projects" shall mean [*****] and [*****], collectively.

     "Project Plans" shall mean [*****] and [*****], collectively.

     "Receiving Party" shall mean that Party receiving Confidential Information under Section 7.1.

     "Research Committee" shall have the meaning set forth in Section 3.

                                       6.      *Confidential Treatment Requested

     "Research Period" shall mean the period beginning on the [*****] and ending [*****].

     "Royalty-Bearing Product" shall mean a commercial product containing any Licensed [*****], provided that a Licensed [*****] alone shall not be a [*****]

     "Royalty Period" shall mean, with respect to each Royalty-Bearing Product in any country, [*****] of such Royalty-Bearing Product in such country and ending upon the later to occur of (a) [*****] or (b) [*****] or (c) [*****].

     "Senior Executives" shall have the meaning set forth in Section 11.3.

     "[*****]" shall mean [*****].

     "Sublicensee" shall mean any third party (other than an Affiliate of Novartis, NADI or an Affiliate of NADI or an Affiliate of Diversa) licensed by Novartis or NADI or their respective Affiliates to make, use (except where the implied right to use accompanies the sale to the third party of any Royalty-Bearing Product by Novartis, NADI or their respective Affiliates or Sublicensees), sell, import, export, advertise, promote and otherwise commercialize any Royalty-Bearing Product.

     "Use" shall mean each use or application for which any Licensed [*****] is [*****] or any Royalty-Bearing Product [*****]. In the event of [*****] each [*****] will represent a [*****].

     "Valid Claim" shall mean a claim included in any pending patent application or any issued patent included within the [*****] which, if with respect to any pending claim, has not been irrevocably abandoned or held to be unpatentable by a court or other authority of competent jurisdiction in a proceeding which is not reversed, not appealable and not appealed, or, with respect to any issued claim, has not been held invalid by a decision of a court or other authority of competent jurisdiction which is not reversed, not appealable and not appealed.

The above definitions are intended to encompass the defined terms in both the singular and plural tenses.

                                       7.      *Confidential Treatment Requested

2.   Collaboration.

     2.1 Projects. The scope of the collaboration between Novartis and Diversa during [*****] will be the areas of [*****] with the following [*****] Projects being defined in more detail in the [*****] Projects which are attached hereto as Exhibit A:

            2.1.1    [*****]

            2.1.2    [*****]

            2.1.3    [*****] and

            2.1.4    [*****]

     It is further understood that the Parties will, through the auspices of the Research Committee, also [*****] define additional projects (each a "[*****] Project").

     The Parties contemplate that either Party may have certain of the work to be performed by such Party in support of a Project performed by an Affiliate of such Party (and, in the case of Novartis, by NADI or its Affiliates). Each Party shall remain primarily responsible for the work to be performed by such Party in support of Projects under this Agreement.

     2.2 [*****] Use of [*****]. Novartis agrees that it will use [*****] pursuant to [*****] only for [*****] such [*****] in connection with [*****] Project against [*****] and will not [*****] for any [*****]. Novartis may not [*****] such [*****] to [*****]; provided that Novartis may [*****] such [*****]
to [*****] subject to the [*****] set forth herein and only to the [*****] to effect the [*****]. Novartis will inform the Research Committee in writing of the [*****] such [*****] prior to commencing such [*****]. Novartis will provide Diversa with regular written reports (no less frequently than once per quarter) identifying the [*****] used in such [*****] and the [*****]. Novartis will employ a [*****] and to ensure that such [*****] are [*****] from any other [*****] used by [*****] if applicable) and will provide Diversa with a detailed description of such system prior to the delivery of any [*****] by Diversa to Novartis under the Project Plans.

                                       8.      *Confidential Treatment Requested

     2.3 [*****] Provided by Diversa. Diversa shall be responsible for ensuring that all [*****] made available for the [*****] are done so in compliance with [*****] related thereto.

3.   Research Committee.

     Novartis and Diversa shall establish a research committee (the "Research Committee") comprised of [*****] (each, a "Committee Member"), [*****] of whom shall be appointed by Novartis and [*****] of whom shall be appointed by Diversa. The Research Committee may invite other representatives of the Parties to participate in meetings of the Research Committee, as appropriate, provided that such representatives shall not have the right to vote as a Committee Member.

     3.1 Responsibilities. The purpose of the Research Committee shall be to plan, coordinate, and direct the research efforts related to the Projects. Such responsibilities include, but are not limited to, the following:

            3.1.1    Approval of [*****] Projects.   The Research Committee must
approve all [*****] Projects to be performed under the terms of this Agreement. Such approval will be based on, but not limited to, [*****] especially with respect to [*****].

            3.1.2 Approval of Project Plans. The Research Committee must approve all Project Plans for all Projects undertaken pursuant to this Agreement. At that time, the Research Committee will also designate reporting milestones for Diversa and Novartis to report progress on the Project to the Research Committee (see Section 3.1.3 below). All amendments to the Project Plans shall also be approved by the Research Committee and incorporated by reference into the Agreement. Resources, including but not limited to [*****] may be [*****] and the Research Committee may [*****]. Project Plans for the [*****] Projects are attached as Exhibit A.

            3.1.3 Review of Reports. At certain reporting milestones defined by the Research Committee for each Project, Diversa and Novartis shall deliver to the Research Committee reports disclosing a [*****] including [*****], as appropriate. The Research Committee will review such data to determine progress made on the Projects. Reports to the Research Committee shall be subject to the confidentiality provisions contained herein.

                                       9.      *Confidential Treatment Requested

            3.1.4 [*****] of [*****] Field and License Fee [*****] Based on the research and development efforts undertaken pursuant to this Agreement, Novartis [*****] to the [*****] for [*****] Such [*****] shall be [*****] a
[*****] Plan with respect to such [*****] and an indication by Diversa [*****] Based on the information received, the [*****] shall [*****] as a [*****] In the event the [*****] designates a [*****] as the result of a [*****] Project, the [*****] will also [*****] the [*****] Field for that [*****] in relation to the [*****] Project (see Section 4.4.) and will [*****] the License Fee [*****] (see
Section 6.4.3.).

            3.1.5 Miscellaneous Matters. The Research Committee will discuss and propose solutions concerning any and all issues related to Inventions, intellectual property and contractual matters not clearly addressed in this Collaboration Agreement.

     3.2 Meetings of the Research Committee. The Research Committee shall meet at least [*****] alternating the sites of the meetings between Diversa's facilities in San Diego, California and Novartis' facilities in Research Triangle Park, North Carolina, or at such other times and locations as the Research Committee determines. Within [*****] following each meeting of the Research Committee, the Research Committee shall prepare and deliver to both

Parties a written report describing the decisions made, conclusions and actions agreed upon. Subsequent to written approval by both parties, such report shall be incorporated as part of this Agreement by reference. The members of the Research Committee shall have the right to invite any person to attend its meetings, as mutually agreed.

     3.3 Requirements for Action. All actions and decisions of the Research Committee will require the [*****] of all of its voting members. The Committee Members or Alternates of Novartis shall collectively have [*****] on the Research Committee, and the Committee Members or Alternates of Diversa shall collectively have [*****] on the Research Committee.

     3.4 Members. The initial Committee Members of the Research Committee shall be as follows:

     Diversa Representatives    Novartis Representatives

     Jay Short, Ph.D.           Michael Lanahan, Ph.D.
     Keith Kretz, Ph.D.         Juan Estruch, Ph.D.

     A Party may change one or more of its Committee Members, provided, however, that such person is technically qualified as reasonably demonstrated by that Party. All appointments and withdrawals of appointment shall be made by written notice to the other Party.

                                      10.      *Confidential Treatment Requested

     Each Party may designate in writing an alternate Committee Member ("Alternate") if the designated Committee Member cannot attend a meeting, provided, however, that such Alternate is technically qualified as reasonably demonstrated by that Party. Any action taken with approval of an Alternate shall be as valid as if taken with the approval of the designated Committee Member.

     3.5 Visits to Facilities. Committee Members shall have reasonable opportunity to visit the facilities of each Party (and such Party's Affiliates and, with respect to Novartis, NADI and its Affiliates, if applicable) where activities under this Agreement are in progress, but no more frequently than once per quarter and only during normal business hours and with reasonable prior notice. Each Party shall bear its own expenses in connection with such site visits, unless such visits are deemed by the Research Committee to be part of the Project, in which case the costs will be included as part of the applicable Project Plan. Committee Members shall have the right at any time during the visit to ask questions of and receive answers from any personnel regarding their activities and findings hereunder.

     3.6 Information Sharing. Each Party shall provide to the Research Committee information that is relevant to make decisions regarding research and commercialization efforts related to the Projects. Without limiting the generality of the foregoing, Novartis will provide Diversa with the opportunity to review data from the [*****] and the [*****] to determine the status of the Projects.

     3.7 Dispute Resolution. If the Research Committee fails to reach agreement upon any matter, the dispute will be resolved in accordance with the procedures set forth in Section 11.3.

4.   Grant of Rights.

     4.1 Option to License. Subject to the terms and conditions of this Agreement, with respect to each Development Biomolecule, Diversa grants to Novartis an exclusive option (the "Option") to receive an exclusive, worldwide, royalty-bearing license (the "License") under Section 4.4 so long as Diversa has not previously granted rights to such Development Biomolecule to a third party; provided that, at Novartis' sole election, such License shall be non-exclusive rather than exclusive, in which case the Parties agree that the License Fee and royalty rate shall be determined by mutual agreement of the Parties taking into account a non-exclusive License. Any such option shall be freely transferable or assignable to an Affiliate of Novartis or to NADI or any of its Affiliates.

     4.2 Option Period. The Option will be effective ("Option Effective Date") upon (a) the designation by the Research Committee of a Biomolecule as a Development Biomolecule, and (b) payment by Novartis to Diversa of amounts due under Section 6.3.1 and 6.3.2, as applicable, and will continue in force for the period (the "Option Period") ending on the earliest to occur of:

                                      11.     * CONFIDENTIAL TREATMENT REQUESTED

            (a)  the Option Exercise Date, or

            (b) the date Novartis notifies Diversa that Novartis does not intend to proceed with further development of the Development Biomolecule in accordance with the applicable Project Plan, or

            (c) thirty (30) days after the projected date for achievement of any technical milestone included in the applicable Novartis Project Plan, as approved by the Research Committee, in the event the results of such milestone have not been made known to Diversa or in the event that achievement of such milestone requires Novartis to make a milestone payment to Diversa and such payment has not been made to Diversa; provided that Novartis shall have sixty
(60) days after written notice from Diversa to comply with this provision, or

            (d) the Research Committee determines that the results of any technical milestone included in the applicable Novartis Project Plan, as approved by the Research Committee, demonstrate that the applicable Minimum Activity Level was not achieved in accordance with such Novartis Project Plan; provided that the Research Committee will meet within thirty (30) days following the projected date for achievement of such technical milestone to make such determination, and, if the Research Committee does not meet within such thirty
(30) day period, the applicable Minimum Activity Level will deemed not to have been achieved provided further that in the event such technical milestone has not been achieved, in accordance with such Novartis Project Plan, the Research Committee may extend the time in which to achieve such technical milestone if it determines that such technical milestone is achievable within a reasonable period of time consistent with the previously defined goals of such Novartis Project Plan; or

            (e) the date that Novartis notifies Diversa in writing that it waives its right to the Option, or

            (f) the date that this Agreement is terminated pursuant to Section 10.2.

     4.3 Exercise of Option. Novartis, or its transferee or assignee with respect to the Option, may exercise the Option with respect to a given Development Biomolecule by providing Diversa written notice of the exercise of such Option at any time during the Option Period (the "Option Exercise Date"). If Novartis does not exercise the Option during the Option Period, the Option shall expire, and Novartis shall have no further rights thereunder and shall return or destroy all forms of Confidential Information provided to Novartis under this Agreement relating to the Development Biomolecule subject to such Option within thirty (30) days after such expiration; provided, however, that Novartis may retain one copy of such Confidential Information for the sole purposes of use in any litigation resulting from this Agreement or the activities undertaken pursuant to this Agreement.

                                      12.

     4.4 Licenses. In the event that Novartis exercises the Option prior to the end of the Option Period, Diversa will grant to Novartis a License under the Diversa Technology to use the applicable Licensed Biomolecule to the extent necessary to make, have made, use, sell, offer for sale and import Royalty-Bearing Products in the applicable Novartis Field. For clarification, (a) if the Novartis Field includes transgenic applications, the License will entitle Novartis to use the gene encoding the Licensed Biomolecule in Royalty-Bearing Products and, to the extent necessary, to use such gene in such Royalty-Bearing Products to make or have made such Licensed Biomolecule solely in order to make, have made, use, sell, offer for sale and import such Royalty-Bearing Products; and (b) if the Novartis Field includes non-transgenic applications, the License will entitle Novartis to use the Licensed Biomolecule in Royalty-Bearing Products and to make, have made, use, sell, offer for sale and import such Royalty-Bearing Products. The terms of each License, including the Novartis Field and the exclusive License Fee for each specific Licensed Biomolecule will be defined in a definitive license agreement ("License Agreement"), to be agreed upon by both Parties by the date the Option is exercised. The License for the specific Licensed Biomolecule will become effective upon payment of amounts due under Section 6.4. License(s) granted under the terms of this Agreement will continue until expiration of the Royalty-Bearing Period unless the License Agreement is terminated in accordance with its terms.

     4.5    Scope of License.

     The Parties hereby agree that the Novartis Field related to the Initial Projects is as follows:

     4.5.1  [*****] Project. Use in [*****].

     4.5.2  [*****] Project. Use in [*****].

     4.5.3  [*****] Project. Use in [*****].

     4.5.2  [*****] Project. Use in [*****].

     For Development Biomolecules related to New Projects, the Novartis Field will be defined at the time of designation of such Development Biomolecule by the Research Committee. It is the intent of the Parties that the Novartis Field will include the definition of the specific Crop, or Crops, on or in which Royalty-Bearing Products will be used.

     4.6 Rights to Sublicense. Under each License that is exclusive, Novartis shall have the right to grant sublicenses to Affiliates, NADI and its Affiliates and third parties, and under each License that is non-exclusive, Novartis shall have the right to grant sublicenses to Affiliates, and to NADI and its Affiliates; provided that any such

                                      13.  * CONFIDENTIAL TREATMENT REQUESTED
sublicense shall expressly provide that the Sublicensee shall be subject in all respects to the royalty obligations, reports and other provisions in this Agreement with respect to Royalty-Bearing Products and shall otherwise have terms consistent with the terms of this Agreement. Novartis shall provide Diversa with prompt written notice of each sublicense agreement after it is granted.

     4.7 Commercialization of Licensed Biomolecules. Novartis shall have the sole and absolute discretion to make all decisions relating to marketing and other commercialization activities in the Novartis Field with respect to any Licensed Biomolecule or any Royalty-Bearing Product containing such Licensed Biomolecule. However, each License Agreement shall include certain minimum performance requirements with respect to the development and commercialization of the applicable Licensed Biomolecule and Royalty-Bearing Product containing such Licensed Biomolecule, as agreed upon by the Parties, and reversion of rights with respect to such Licensed Biomolecule and Royalty-Bearing Product to Diversa if Novartis does not satisfy such performance requirements.

5.   Intellectual Property Rights.

     5.1 Intellectual Property Ownership. Ownership of all inventions, discoveries, developments and improvements conceived of in the course of work performed on any Project (the "Inventions") shall be determined in accordance with this Section 5.1.

            5.1.1 Diversa shall have exclusive ownership and control over all Inventions relating to any Diversa Biomolecule and any derivative Biomolecule made pursuant to this Agreement (including but not limited to Derivative Novartis Biomolecules and Derivative Licensed Biomolecules, whether or not any such Biomolecules are Licensed Biomolecules, including, without limitation, any such Biomolecules, compositions containing any such Biomolecules (other than Royalty-Bearing Products), methods of using such Biomolecules and methods of making such Biomolecules. Diversa will not use any Derivative Novartis Biomolecule in the applicable Novartis Field except pursuant to the Project and will not provide or grant any rights to any third party to use any Derivative Novartis Biomolecule in the applicable Novartis Field; provided that Diversa may use any Derivative Novartis Biomolecule in any field outside of the Novartis Field and may provide or grant any rights to any third party to use any Derivative Novartis Biomolecule in any field outside of the Novartis Field if the utility of such Derivative Novartis Biomolecule in the applicable field was discovered without use of any information or materials provided to Diversa by Novartis (as documented by Diversa). In addition, Diversa will not use, or provide or grant any rights to any third party to use, any Derivative Licensed Biomolecule for the same or similar use as any Royalty-Bearing Product. Nothing herein is intended to limit Diversa's rights (including the right to grant licenses to third parties) to any Biomolecules, except Development Biomolecules subject to an Option under Section 4.1, Licensed Biomolecules subject to a License under a License Agreement, Derivative Novartis Biomolecules to the extent their use is limited by this Section 5.1.1 and Derivative Licensed Biomolecules to the extent their use is limited by this Section 5.1.1; except that no license, either express or implied, is granted by Novartis to

                                      14.

Diversa under any Novartis Patent Rights, nor under any other intellectual property rights held by Novartis or its Affiliates, or by NADI and its Affiliates, whether or not such rights arise from the performance of this agreement.

            5.1.2 Novartis shall have exclusive ownership and control over all Inventions relating to any Royalty-Bearing Product, including, without limitation, such Royalty-Bearing Products, methods of using such Royalty-Bearing Products and methods of making such Royalty-Bearing Products subject to payment by Novartis to Diversa of compensation for Royalty-Bearing Products commercialized outside of the Novartis Field as agreed upon by the Parties prior to any such commercialization.

            5.1.3 With respect to all Inventions relating to all assays designed and/or developed in the course of the Project, (a) Diversa shall have exclusive ownership and control over all such Inventions having solely Diversa inventors; (b) Diversa shall have exclusive ownership and control over all such Inventions having Diversa and Novartis inventors; provided that, except as contemplated by the Project, Diversa will not use, and will not provide or grant any rights to any third party to use any assay that incorporates or was designed and/or developed using any information or materials provided to Diversa by Novartis and (c) Novartis shall have exclusive ownership and control over all such Inventions having solely Novartis inventors. Diversa hereby grants a non-exclusive, non-transferable license to Novartis, its Affiliates, and to NADI and its Affiliates, to any such Inventions described in subsection (b) solely for Novartis' internal research purposes.

            5.1.4 The provisions of Sections 5.1.1, 5.1.2, and 5.1.3 shall not apply to ownership of any patent applications and patents transferred from one Party to the other Party under the provisions of Section 5.2.3.

            5.1.5 Inventorship of Inventions shall be determined in accordance with United States patent law.

            5.1.6 Each Party will (and will cause any of its Affiliates and, in the case of Novartis, NADI and any of its Affiliates to) make such assignments and take such other actions as may be necessary or appropriate to effect the ownership of Rights in accordance with this Sections 5.1 and 5.2.3.

     5.2    Filing, Prosecution and Maintenance of Patents.

            5.2.1 Novartis Patent Rights. Novartis shall have the sole right, at its own expense, to control the filing, prosecution and maintenance of all Novartis Patent Rights.

            5.2.2 Diversa Patent Rights. Diversa shall have the sole right, at its own expense, to control the filing, prosecution and maintenance of all Diversa Patent Rights.

            5.2.3 Transfer of Patent Rights. If a Party with respect to Patent Rights claiming any Invention over which it has exclusive ownership and control that relates to any Biomolecule or Royalty-Bearing Product decides to abandon or not to pursue

                                      15.

prosecution of any such Patent Rights which claim such Invention, it shall inform and permit the other Party, at the other Party's option and expense, to undertake such efforts. The Party relinquishing such efforts shall fully cooperate with the other Party and shall provide to the other Party whatever assignments and any other documents that may be needed in connection with prosecution and/or maintenance of such Patent Rights. The Party assuming prosecution and/or maintenance of Patent Rights from the other Party under the provisions of this Section 5.2.3, shall have exclusive ownership and control of any and all Patent Rights transferred, notwithstanding the provisions of
Section 5.1.

     5.3    Cooperation of the Parties.  Each Party agrees (and will cause any
            --------------------------
of its Affiliates and, in the case of Novartis, NADI and any of its Affiliates) to cooperate fully in the preparation, filing, prosecution and maintenance of any patent rights arising under this Agreement. Such cooperation includes, but is not limited to:

            (a) executing all papers and instruments, or using reasonable efforts to cause its employees or agents, to execute such papers and instruments, so as to effectuate the ownership of intellectual property rights set forth in Section 5.1 above and to enable the other Party to file and to prosecute patent applications and to maintain patents in any country;

            (b) promptly informing the other Party of any matters coming to such Party's attention that may affect the preparation, filing, or prosecution of any such patent applications or the maintenance of any such patents; and

            (c) undertaking no actions that are potentially deleterious to the preparation, filing, or prosecution of such patent applications or to the maintenance of such patents.

     5.4    Infringement by Third Parties.

            5.4.1 Notice. Diversa and Novartis shall promptly notify the other in writing of any alleged or threatened infringement of any patent or patent application included in the Diversa Patent Rights or Novartis Patent Rights of which they become aware. Both Parties shall use reasonable efforts in cooperating with each other to terminate such infringement without litigation.

            5.4.2 Novartis Actions. Novartis shall have the first right to bring and control, by counsel of its own choice, any action or proceeding with respect to infringement of any Novartis Patent Rights, as well as any Diversa Patent rights, subject to an Option or a License at the time of commencement of such action or proceeding. Diversa shall have the right, at its own expense, to participate in any such action regarding the Diversa Patent Rights by counsel of its own choice. Upon written notice to Diversa, Novartis may require Diversa to participate in such action as a necessary party to such action, at Novartis' expense. If Novartis fails to bring an action or proceeding with respect to any such Diversa Patent Rights within (a) ninety (90) days following the notice of alleged infringement or (b) ten (10) days before the time limit, if

                                      16.

any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, Diversa shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and Novartis shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

            5.4.3 Diversa Actions. Diversa shall have the right to bring and control, by counsel of its own choice, any action or proceeding with respect to infringement of any Diversa Patent Rights which are not subject to an Option or a License at the time of commencement of such action or proceeding.

            5.4.4 Cooperation; Awards. In the event a Party brings an infringement action, the other Party shall (and will cause any of its Affiliates and, in the case of Novartis, NADI and any of its Affiliates to) cooperate fully, including if required to bring such action, the furnishing of a power of attorney. Neither Party shall have the right to settle any patent infringement litigation under this Section 5.4 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party. Except as otherwise agreed to by the Parties as part of a cost sharing arrangement, any recovery realized as a result of such litigation, after reimbursement of any litigation costs of Diversa and Novartis, shall belong to the Party who brought the action.

     5.5 Claimed Infringement by Third Parties. Diversa and Novartis shall promptly notify the other in writing of any allegation by a third party that the exercise of the rights granted to Novartis under this Agreement or the activities conducted by either Party under this Agreement infringes or may infringe the intellectual property rights of such third party. Each Party will use reasonable efforts (and will cause any of its Affiliates and, in the case of Novartis, NADI and any of its Affiliates) to cooperate with the other Party to resolve or defend against such claims. Neither Party shall have the right to settle any patent infringement litigation under this Section 5.5 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party.

6.   Payments, Reports, and Records.

     6.1 Equity. Simultaneous with the execution of this Agreement, Novartis shall purchase [*****] of Diversa preferred stock in exchange for a Transaction Amount of [*****] pursuant to a Stock Purchase Agreement which is attached as Exhibit B.

     6.2 Research Funding. With respect to research performed [*****], Novartis will reimburse Diversa on a monthly basis at a rate of [*****] per full time equivalent based on actual work performed by Diversa under the applicable Project Plan.

     6.3 Milestone Payments. For each Use of each [*****] developed pursuant to this Agreement, Novartis shall pay to Diversa the following amounts upon achievement of each of the milestones under each Project.

                                      17.      *Confidential Treatment Requested

            6.3.1    [*****] upon the [*****] by the [*****] of a [*****].

            6.3.2 [*****] upon the [*****] of [*****] as provided for in the [*****] and approved by the [*****].

            6.3.3 [*****] upon the [*****] of [*****] as provided for in the [*****] and approved by the [*****].

     Such milestone payments in Section 6.3 shall be [*****] and shall [*****] to Diversa under this Agreement. Novartis shall promptly notify Diversa of each occurrence of any of the foregoing milestone events.

     6.4 License Fee Payments. In consideration of each License granted to Novartis by Diversa under Section 4.2 herein, Novartis shall pay Diversa the following license fees ("License Fees") for each [*****] payable [*****] as follows:

            6.4.1 First, upon the [*****] of the [*****] with respect to a [*****], [*****] for [*****] associated with [*****] will be agreed to for such [*****] in accordance with Section [*****]; provided that, in no event shall the [*****] under this Section 6.4.1 be [*****].

            6.4.2 Second, upon the [*****] of [*****] containing [*****] in an amount to be agreed to at the time the [*****] for such [*****] in accordance with Section [*****].

     The License Fees will be determined by [*****] of the [*****]. Such License Fees in Section 6.4 shall be [*****] and shall [*****] to Diversa under this Agreement.

     6.5 Royalties. In consideration of the Licenses granted to Novartis by Diversa hereunder, for all sales by Novartis, its Affiliates and Sublicensees of Royalty-Bearing Products in the applicable Novartis Field, Novartis shall pay to Diversa a royalty of either (a) [*****] and [*****], or (b) [*****] and [*****], provided that such percentages in (b) [*****] The [*****] in either case will be determined by [*****] of the [*****] in the [*****] applicable to such [*****] based upon the factors described in Section 6.6.

                                      18.      *Confidential Treatment Requested

            6.5.1 Sales to Affiliates and Sublicensees. [*****] royalty shall accrue on sales among Novartis, its Affiliates and Sublicensees, unless Novartis or such Affiliate or Sublicensee is the end user of a Royalty-Bearing Product. Royalties shall be payable [*****] for [*****] of Royalty-Bearing Product sold.

            6.5.2    [*****] Royalties. [*****] may [*****] with [*****] over
time under the [*****] to the extent such [*****] are [*****] of the [*****] of [*****] and would make it [*****] for [*****] to [*****] with the terms of the
Agreement:

            6.5.2.1  [*****] pays [*****] for a [*****] resulting in [*****]
to [*****];

            6.5.2.2  A [*****] does not provide the [*****] to [*****] the
[*****] of the [*****] of [*****] hereunder; a [*****] will be based upon the [*****] of the [*****]; or

            6.5.2.3  The [*****] attributed to a [*****] in [*****] over
[*****] or [*****] to be [*****], although not [*****] from a [*****].

In the event such a [*****] the Parties agree to [*****] in [*****] provided that any [*****] in the [*****] shall [*****] the [*****] of the [*****].

     6.6    [*****] License Fees and Royalties.  The [*****] License Fees under
Section 6.4 and the royalty rates under Section 6.5 will be [*****] by [*****] of the [*****] based on [*****] such as [*****] the [*****] is [*****].

     6.7 Reports and Payments. Within [*****] after the conclusion of each Royalty Period, Novartis shall pay to Diversa the estimated royalty payment due for such Royalty Period based on the royalty rates applicable to units of Royalty-Bearing Products shipped during such Royalty Period less estimated returns, and shall deliver to Diversa a report containing the following information:

            (a) Estimated gross sales and returns of Royalty-Bearing Products by Novartis, its Affiliates and Sublicensees during the applicable Royalty Period in each country of sale;

                                      19.      *Confidential Treatment Requested

      (b) Adjustments and calculation of Net Sales for the applicable Royalty Period in each country of sale; and

            (c)  Calculation of royalty.

Any corrections to the estimated [*****] royalty payment will be established at the [*****] and factored into the corresponding royalty payment for such [*****]. All amounts payable under this Section will first be calculated in the currency of sale and then converted into U.S. dollars. The buying rates involved for the currency of the United States into which the currencies involved are being exchanged shall be the one quoted by The Wall Street Journal at the close of business on the last business day of the applicable Royalty Period. Such amounts shall be paid without deduction, except as required by law, of any withholding taxes, value-added taxes, or other charges applicable to such payments.

     6.8 Payments in U.S. Dollars. All payments due under this Agreement shall be payable in United States dollars.

     6.9 Records. Novartis and its Affiliates shall maintain complete and accurate records of Royalty Bearing Products made, used or sold by them or their Sublicensees under this Agreement, and any amounts payable to Diversa in relation to Royalty Bearing Products, which records shall contain sufficient information to Diversa to confirm the accuracy of any reports delivered to them in accordance with Section 6.7. Novartis and its Affiliates shall retain such records relating to a given Royalty Period for at least three (3) years after
the conclusion of that Royalty Period.   Diversa (acting as the "Auditing
Party") shall have the right, at its own expense, to cause an independent certified public accountant reasonably acceptable to Novartis, to inspect such records of Novartis or its Affiliates (the "Audited Party") during normal business hours for the sole purpose of verifying any reports and payments delivered under this Agreement. Such accountant shall not disclose to the Auditing Party any information other than information relating to accuracy of reports and payments delivered under this Agreement and shall provide the Audited Party with a copy of any report given to the Auditing Party. The Parties shall reconcile any underpayment or overpayment within [*****] after the accountant delivers the results of the audit. The Auditing Party shall bear the full cost of the audit unless, the audit performed under this Section reveals an underpayment in excess of [*****] in any Royalty Period, in which case the Audited Party shall bear the full cost of such audit. Diversa may exercise its rights under this Section only once every year and only with reasonable prior notice to Novartis. Novartis shall use commercially reasonable efforts to ensure that the other Party will have access to records of Royalty-Bearing Products sold by its Affiliates.

     6.10 Late Payments. In the event that any payment, including royalty payments, due hereunder is not made when due, the payment shall accrue interest from that date due at the rate of [*****]; provided however, that in no event shall such rate exceed the maximum legal annual interest rate. The payment of such interest shall not limit Diversa from exercising any other rights it may have as a consequence of the lateness of any payment.

                                      20.      *Confidential Treatment Requested

7.   Confidential Information.

     7.1 Definition of Confidential Information. Confidential Information shall mean any technical or business information, whether orally or in writing, furnished by the Disclosing Party to the Receiving Party in connection with this Agreement. Such Confidential Information shall include, without limitation, the existence and terms of this Agreement, the identity of a [*****], the [*****], any [*****], if relevant, the use of a [*****], Diversa Technology, Novartis Technology, trade secrets, know-how, inventions, technical data or specifications, testing methods, business or financial information, research and development activities, product and marketing plans, and customer and supplier information, including, but not limited to, such items that become known to a Party during visits to the facilities of the other Party.

     7.2    Obligations.  The Receiving Party agrees that it shall:

            (a) Maintain all Confidential Information in strict confidence, except that the Receiving Party may disclose or permit the disclosure of any Confidential Information to its Affiliates, directors, officers, employees, consultants and advisors (or, in the case of Novartis, also to NADI and its Affiliates, directors, officers, employees, consultants and advisors) who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement;

            (b) Use all Confidential Information solely for the purposes set forth in, or as permitted by, this Agreement; and

            (c) Allow its Affiliates, directors, officers, employees, consultants and advisors (or, in the case of Novartis, also NADI and its Affiliates, directors, officers, employees, consultants and advisors) to reproduce the Confidential Information only to the extent necessary to effect the purposes set forth in this Agreement, with all such reproductions being considered Confidential Information.

Each Party shall be responsible for any breaches of this Section 7.2. by any of its Affiliates, directors, officers, employees, consultants and advisors.

     7.3    Exceptions.  The obligations of the Receiving Party under Section
7.2. above shall not apply to any specific Confidential Information to the extent that the Receiving Party can demonstrate that such Confidential
Information:

            (a) Was in the public domain prior to the time of its disclosure under this Agreement;

            (b) Entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act

                                      21.      *Confidential Treatment Requested
or omission by the Receiving Party or its Affiliates, directors, officers, employees, consultants, advisors or agents;

            (c) Was or is independently developed or discovered by the Receiving Party without use of the Confidential Information, and which can be demonstrated by written record;

            (d) Is or was disclosed to the Receiving Party at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with the Disclosing Party and having no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; or

            (e) Is required to be disclosed to comply with applicable laws or regulations (such as disclosure to the SEC, the EPA, the FDA, or the United States Patent and Trademark Office or to their foreign equivalents), or to comply with a court or administrative order, provided that the Disclosing Party receives prior written notice of such disclosure and that the Receiving Party takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

     7.4 Survival of Obligations. The obligations set forth in Sections [*****] and [*****] shall remain in effect after termination or expiration of this Agreement for a period of [*****].

     7.5 Public Announcement. The Parties shall issue a joint press release regarding this Agreement, the text of which shall be subject to mutual agreement of the Parties. Except for the information disclosed in the joint press release, neither party shall use the name of the other party or reveal the existence of or terms of this Agreement in any publicity or advertising without the prior written approval of the other party, except that (i) either party may use the text of a written statement approved in advance by both parties without further approval, and (ii) either party shall have the right to identify the other party and to disclose the terms of this Agreement as required by applicable securities laws or other applicable law or regulation, provided that the receiving party takes reasonable and lawful actions to minimize the degree of such disclosure.

     7.6 Publication. The Parties shall cooperate in appropriate publication of the results of research and development work performed pursuant to the Projects, but subject to the predominating interest to obtain patent protection for any patentable subject matter. To this end, prior to any public disclosure of such results, the Party proposing disclosure shall send the other Party a copy of the information to be disclosed, and shall allow the other party [*****] from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, or otherwise contains Confidential Information of the reviewing Party. The Party proposing disclosure shall be free to proceed with the disclosure unless prior to the expiration of such [*****] period the reviewing Party notifies the Party proposing disclosure that the disclosure contains

                                      22.      *Confidential Treatment Requested
subject matter for which patent protection should be sought or Confidential Information of the reviewing Party, and the Party proposing publication shall then delay public disclosure of the information for an additional period to be mutually agreed upon to permit the preparation and filing of a patent application on the subject matter to be disclosed or for the Parties to determine a mutually acceptable modification to such publication to protect the Confidential Information of the reviewing Party adequately. The Party proposing disclosure shall thereafter be free to publish or disclose the information. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

8.   Representations and Warranties.

     8.1 Authorization. Each Party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with its charter documents or any agreements, contracts, or other arrangements to which it is a party.

     8.2 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

     8.3 Limitation of Liability. IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

9.   Indemnification.

     9.1 Indemnification. Novartis (the "Indemnitor") shall indemnify, defend, and hold harmless Diversa and its Affiliates and their directors, officers, employees, and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any liability, damage, loss, or expense incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, settlements, suits, actions, demands, or judgments arising out of any theory of product liability (including, but not limited to, actions in the form of tort, warranty, or strict liability) concerning any product (or any process or service) that is made, used, or sold by the Indemnitor or its Affiliates or Sublicensees pursuant to any right or license granted under this Agreement; provided, however, that such indemnification right shall not apply to any liability, damage, loss, or expense to the extent directly attributable to the negligence, reckless misconduct, or intentional misconduct of the Indemnitees. An Indemnitee shall not be entitled to indemnification for the settlement of any claim pursuant to this Agreement unless it obtains the prior written consent of the Indemnitor to such settlement.

                                      23.

     9.2 Procedures. Any Indemnitee that intends to claim indemnification under Section 9.1 shall promptly notify the Indemnitor of any claim in respect of which the intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses of no more than the law firm representing all Indemnitees in the proceeding or related proceeding, to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in Section 9.1. shall not apply to amounts paid in settlement of any loss, claim, liability or action if such settlement is effected without the consent of the Indemnitor. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, shall not relieve the Indemnitor of any liability to the Indemnitee under Section 9.1, except to the extent the Indemnitor has been prejudiced by such failure to give notice. Each Party and its Affiliates and their employees and agents shall cooperate fully with the other Party and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

10.  Term; Termination.

     10.1 Term. The term of this Agreement will commence as of the Effective Date of this Agreement and, unless sooner terminated as provided hereunder, will expire upon the later of (i) the last day of the Research Period, or (ii) the last day of the last Option Period.

     10.2  Termination.

           10.2.1 Change of Control. Novartis shall have the right to terminate this Agreement upon the occurrence of a Change of Control during the Research Period by providing written notice of termination to Diversa within sixty (60) days following receipt of written notice of the occurrence of such Change of Control. In the event that Novartis does not terminate this Agreement under this
Section 10.2.1, this Agreement will be binding upon Novartis and Diversa, or any successor to Diversa in such Change of Control.

           10.2.2 Mutual Consent. This Agreement may be terminated at any time by mutual written agreement of the Parties.

           10.2.3 Material Breach. In the event that a Party commits a material breach of any of its obligations under this Agreement (other than as provided in Section 10.4) and such Party fails (i) to remedy that breach within ninety (90) days after receiving written notice thereof from the other Party or (ii) to commence dispute resolution pursuant to Section 10.3, within ninety (90) days after receiving written notice of that breach from the other Party, the other Party may immediately terminate this Agreement upon written notice to the breaching Party.

                                      24.

           10.2.4 Breach of Payment Obligations. In the event that Novartis fails to make timely payment of any amounts due under this Agreement within ten (10) business days after demand therefor, Diversa may terminate this Agreement upon thirty (30) days prior written notice, unless the Novartis cures such breach by paying all past-due amounts within such thirty (30) day notice period, provided that Novartis shall be entitled to use such cure provision no more than once in any twelve (12) month period.

     10.3 Disposition of Confidential Information. In the event of termination or expiration of this Agreement, the Parties shall return or destroy all forms of Confidential Information provided to them under this Agreement, within thirty (30) days after such termination or expiration, provided, however, that each Party may retain one copy of such Confidential Information for the sole purpose of use in any litigation resulting from this Agreement or the activities undertaken pursuant to this Agreement and further provided, that if Diversa is the breaching Party, Novartis may retain Development Biomolecules, if any, pursuant to the Licenses granted pursuant to Section 4.

     10.4 Effect of Termination or Expiration. Termination or expiration of this Agreement shall not relieve the parties of any obligation accruing prior to such termination or expiration and shall not terminate any License granted or License Agreement entered into prior to such termination or expiration. The provisions of Sections 5, 7.1, 7.2, 7.3, 7.4, 8.2, 8.3, 9, 10.3, 10.4 and 11
shall survive the expiration or termination of this Agreement, and the provisions of Sections 4.4, 4.5, 4.6, 4.7, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9 and
6.10 shall survive the termination of this Agreement with respect to any License granted or Option exercised prior to such termination. Termination of this Agreement pursuant to Section 10.2 shall not limit any other rights and remedies of the terminating party.

11.  Miscellaneous.

     11.1 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. No party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

     11.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of [*****] other than those provisions governing conflicts of law.

                                      25.      *Confidential Treatment Requested

     11.3  Dispute Resolution Procedures.

           (a) The parties hereby agree that they will attempt in good faith to resolve any controversy, claim or dispute ("Dispute") arising out of or relating to this Agreement promptly by negotiations. Any such Dispute which is not settled by the parties within [*****] after notice of such Dispute is given by one party to the other in writing shall be referred to the Chief Executive Officer of Diversa and the appropriate Senior Executive of Novartis who are authorized to settle such Disputes on behalf of their respective companies ("Senior Executives"). The Senior Executives will meet for negotiations within [*****] of such notice of Dispute, at a time and place mutually acceptable to both Senior Executives. If the Dispute has not been resolved within [*****] after the end of the [*****] negotiation period referred to above (which period may be extended by mutual agreement), unless otherwise specifically provided for herein, any Dispute will be settled first by non-binding mediation and thereafter by arbitration as described in subsections (b) and (c) below.

           (b) Any Dispute which is not resolved by the parties within the time period described in subsection (a) shall be submitted to an alternative dispute resolution process ("ADR"). Within [*****] after the expiration of the [*****] period set forth in subsection (a), each party shall select for itself a representative with the authority to bind such party and shall notify the other party in writing of the name and title of such representative. Within [*****] after the date of delivery of such notice, the representatives shall schedule a date for engaging in non-binding ADR with a neutral mediator or dispute resolution firm mutually acceptable to both representatives. Any such mediation shall be held in [*****] if brought by [*****] and [*****],[*****] if brought by [*****]. Thereafter, the representatives of the parties shall engage in good faith in an ADR process under the auspices of such individual or firm. If the representatives of the parties have not been able to resolve the Dispute within [*****] after the conclusion of the ADR process, or if the representatives of the parties fail to schedule a date for engaging in non-binding ADR within the [*****] set forth above, the Dispute shall be settled by binding arbitration as set forth in subsection (c) below. If the representatives of the parties resolve the dispute within the [*****] set forth above, then such resolution shall be binding upon the parties. If either party fails to abide by such resolution, the other party can immediately refer the matter to arbitration under Section 11.3(c).

           (c) If the parties have not been able to resolve the Dispute as provided in subsections (a) and (b) above, the Dispute shall be finally settled by binding arbitration. Any arbitration hereunder shall be conducted under rules of conciliation and arbitration of the International Chamber of Commerce by three arbitrators chosen according to the following procedure: each of the parties shall appoint one arbitrator and the two so nominated shall choose the third; provided that in the case of a dispute as to decisions of the Research Committee each party shall designate one (1) neutral having the following minimum scientific qualifications: a Ph.D. degree in chemistry or life sciences and/or an M.D. degree plus at least [*****] of relevant business or scientific research experience. These [*****] shall select a third neutral having

                                      26.      *Confidential Treatment Requested
the same minimum scientific qualifications within [*****] of the appointment of the first [*****]. None of the neutrals shall be an employee, director or shareholder of either Party or any of their Affiliates or NADI or its Affiliates or otherwise have a materially conflicting interest in the outcome of such proceeding. If the arbitrators chosen by the Parties cannot agree on the choice of the third arbitrator within a period of [*****] after their appointment, then the third arbitrator with such requisite qualifications shall be appointed by the Court of Arbitration of the International Chamber of Commerce. Any such arbitration shall be held in [*****] if brought by [*****] and [*****] if brought by [*****], or such other location as the arbitrators may agree, and shall be conducted in English. The arbitral award (i) shall be final and binding upon the parties; and (ii) may be entered in any court of competent jurisdiction.

           (d) Nothing contained in this Section or any other provisions of this Agreement shall be construed to limit or preclude a party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief to compel the other party to comply with its obligations hereunder before or during the pendency of mediation or arbitration proceedings. The parties hereby irrevocably consent to submit to the jurisdiction of the federal courts located within the state of California and agree that venue is proper in any such court and will not seek to alter or contest such venue.

    11.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

     11.5 Headings. All headings in this Agreement are for convenience only and shall not affect the meaning of any provision hereof.

     11.6 Binding Effect. This Agreement and all rights and obligations hereunder shall inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns (including, without limitation, any successor to Diversa upon a Change of Control).

     11.7 Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder will be assignable in part or in whole by any Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement to any of its Affiliates (or in the case of Novartis, also to ([*****]) or to any successor by merger or sale of substantially all of its business to which this Agreement relates (provided that, in the event of such merger or sale, no intellectual property of any acquiring corporation that is not a Party shall be included in the technology licensed hereunder). This Agreement will be binding upon the successors and permitted assigns of the Parties. Any assignment which is not in accordance with this Section will be void.

     11.8 Notices. All notices, requests, demands and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand,

                                   27.         *Confidential Treatment Requested
recognized international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to Novartis:          If to Diversa:
NOVARTIS AGRIBUSINESS
[*****]                  Diversa Corporation
[*****]                  10665 Sorrento Valley Road
[*****]                  San Diego, California  92121
[*****]                  Attention:  Carolyn Erickson
[*****]                  Tel: (619) 453-7020
[*****]                  Fax: (619) 453-7032
[*****]

                         with a copy to:

                         Cooley Godward LLP

                         4365 Executive Drive, Suite 1100
                         San Diego, CA 9221
                         Attention:  M. Wainwright Fishburn, Esq.
                         Tel:  619-550-6018
                         Fax: 619-453-3555

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

     11.9 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

     11.10 Severability. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve (to the extent possible) their original intent.

     11.11 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

     11.12 Regulatory Filings. Novartis shall have sole responsibility for making all regulatory filings worldwide, including, without limitation, all filings required by the Biodiversity Convention and other legislation related to the ownership or use of

                                     28.       *Confidential Treatment Requested
biological resources, and obtaining the necessary approvals to market Royalty-Bearing Products. Diversa will cooperate to provide information required to make and maintain such filings, as appropriate.

     11.13 Force Majeure. Neither party shall be held liable or responsible to the other party, nor be deemed to be in breach of this Agreement, for failure or delay in fulfilling or performing any provisions of this Agreement (other than payment obligations) when such failure or delay is caused by or results from any cause whatsoever outside the reasonable control of the party concerned including, but not limited to, fire, explosion, breakdown of plant, damage to plant material by pests or otherwise, strike, lock-out, labor disputes, casualty or accident, lack or failure of transportation facilities, flood, lack or failure of sources of supply or of labor, raw materials or energy, civil commotion, embargo, any law, regulation, decision, demand or requirement of any national or local government or authority. The party claiming relief shall, without delay, notify the other party by registered airmail or by telefax of the interruption and cessation thereof and shall use its best efforts to remedy the effects of such hindrance with all reasonable dispatch. The onus of proving that any such Force Majeure event exists shall rest upon the party so asserting. During the period that one party is prevented from performing its obligations under this Agreement due to a Force Majeure event, the other party may, in its sole discretion, suspend any obligations that relate thereto. Upon cessation of such Force Majeure event the parties hereto shall use their best efforts to make up for any suspended obligations. If such Force Majeure event is anticipated to continue, or has existed for [*****], this Agreement may be forthwith terminated by either party by registered airmail or by telefax. In case of such termination the terminating party will not be required to pay to the other party any indemnity whatsoever.

                                     29.       *Confidential Treatment Requested

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

NOVARTIS AGRIBUSINESS
BIOTECHNOLOGY RESEARCH, INC.             DIVERSA CORPORATION


/s/ Steven V. Evola                      /s/ Terrance J. Bruggeman
-----------------------------            ------------------------------
By: Steven V. Evola                      Terrance J. Bruggeman
Co-President                             Chief Executive Officer

                                      30.

                                   EXHIBIT A
                                 Project Plans

                                      29.      *Confidential Treatment Requested

Flowchart:

                                    [*****]


                                       6.      *Confidential Treatment Requested

                              PARTNERSHIP PROJECT
                                   R&D PLAN

Title:   [*****]

Partner: [*****]

Date: December 4, 1998

Project Description:

[*****]

Project Assumptions:

1.   [*****]

2.   [*****]

3.   [*****]

4.   [*****]

5.   [*****]

                                      7.       *Confidential Treatment Requested

6.   [*****]

7.   [*****]

8.   [*****]

9.   [*****]

Delivery:

1.   [*****]

2.   [*****]

Effort:

[*****]

Flowchart:


                                    [*****]

                                      8.       *Confidential Treatment Requested

Delivery:

1.   [*****]

2.   [*****]

3.   [*****]

4.   [*****]

Effort:

[*****]

FLOWCHART:

                                    [*****]

                                      10.      *Confidential Treatment Requested

                                   Exhibit B

                           Stock Purchase Agreement

                           STOCK PURCHASE AGREEMENT

                         Dated as of January 25, 1999

                                by and between

                              DIVERSA CORPORATION

                                      and

                             NOVARTIS AGRIBUSINESS
                         BIOTECHNOLOGY RESEARCH, INC.

                           Stock Purchase Agreement

          Stock Purchase Agreement dated as of January 25, 1999 (this "Agreement"), by and between Novartis Agribusiness Biotechnology Research, Inc., a Delaware corporation (the "Investor"), and Diversa Corporation, a Delaware corporation (the "Company").

                                R E C I T A L S

     Whereas, the Company and the Investor are parties to that certain Collaboration Agreement dated as of even date herewith (the "Collaboration Agreement") pursuant to which the Company and the Investor will collaborate on the projects described therein; and

     Whereas, in connection with such collaboration, the Company wishes to issue and sell to the Investor, and the Investor wishes to purchase from the Company, shares of the Company's capital stock, subject to and upon the terms and conditions hereinafter set forth.

     Now, Therefore, in consideration of the foregoing and of the respective covenants and undertakings hereunder and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1.   Definitions.

     As used in this Agreement, the following terms have the meanings specified or referred to in this Section 1.

     "Board of Directors" shall mean the Board of Directors of the Company.

     "Business" shall mean the business, operations and assets of the Company.

     "By-Laws" shall mean the by-laws of the Company.

     "Certificate of Incorporation" shall mean the Seventh Restated Certificate of Incorporation in substantially the form attached hereto as Exhibit A.

     "Closing" shall have the meaning set forth in Section 3.1.

     "Closing Date" shall mean the date and time of the Closing.

     "Collaboration Agreement" shall have the meaning set forth in the recitals to this Agreement.

     "Common Stock" shall mean the common stock, $.001 par value, of the Company.

     "Company" shall have the meaning set forth in the first paragraph of this Agreement.

     "Company Closing Documents" shall mean all the documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing.

                                      1.

     "Contemplated Transactions" shall mean the transactions contemplated by this Agreement.

     "Encumbrance" shall mean any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, except for transfer restrictions imposed by the Securities Act or the Exchange Act and state securities laws.

     "Equity Stock" shall have the meaning set forth in Rule 3a11-1 under the Exchange Act.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "GAAP" shall mean generally accepted accounting principles of the United States.

     "Governmental Body" shall mean any United States or state government body, any agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder.

     "Investor" shall have the meaning set forth in the first paragraph of this Agreement.

     "IPO" and "IPO Shares" shall have the meanings set forth in Section 2.3.

     "IPO Closing" and "IPO Closing Date" shall have the meanings set forth in
Section 3.4.

     "Non-Scientific Founders" shall mean Gary Friedman and Dr. Peter Korn.

     "Person" shall mean any individual, corporation, partnership, a limited liability company, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

     "Proprietary Rights" shall mean all patents, patent applications, patent licenses, trademarks, tradenames, trade secrets, service marks, brand marks, brand names, copyrights, copyright applications, inventions, technologies, know-how, formulae, processes, names and likeness owned or licensed by the Company.

     "Purchase Price" shall have the meaning set forth in Section 2.2.

     "Restated Stockholders' Agreement" shall mean the Amended and Restated Stockholders' Agreement, amending and restating the Stockholders' Agreement in substantially the form attached hereto as Exhibit B, to be entered into by and among the Company and certain holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of the Company as of the Closing Date.

     "Restated Voting Agreement" shall mean the Amended and Restated Voting Agreement, amending and restating the Voting Agreement in substantially the form attached hereto as Exhibit C, to be entered into by and among the Company, certain holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock

                                      2.

and Series E Preferred Stock and certain of the holders of Common Stock of the Company as of the Closing Date.

     "Restricted Stock Agreements" shall mean the Restricted Stock Agreements dated December 21, 1994 between the Company and each of the Scientific Founders and the Non-Scientific Founders and the Restricted Stock Agreement dated December 15, 1994 between the Company and Barry Marrs.

     "Restricted Stock Option Agreements" shall mean the Restricted Stock Option Agreements dated December 21, 1994 between the Company and each of the Scientific Founders and the Non-Scientific Founders and the Restricted Stock Option Agreement dated December 19, 1994 between the Company and Barry Marrs.

     "Scientific Founders" shall mean Dr. Melvin Simon, Dr. Jeffrey H. Miller, Dr. Karl Stetter and William A. Haseltine.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock, $.001 par value per share, of the Company.

     "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock, $.001 par value per share, of the Company.

     "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock, $.001 par value per share, of the Company.

     "Series D Preferred Stock" shall mean the Series D Convertible Preferred Stock, $.001 par value per share, of the Company.

     "Series E Preferred Stock" shall mean the Series E Convertible Preferred Stock, $.001 par value per share, of the Company.

     "Series E Shares" shall have the meaning set forth in Section 2.2.

     "Stockholders' Agreement" shall mean the Stockholders' Agreement dated as of May 13, 1996, as amended on July 14, 1997 and October 22, 1997, by and among the Company and certain holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Company.

     "Voting Agreement" shall mean the Voting Agreement dated as of May 13, 1996, as amended on July 14, 1997 and October 22, 1997, by and among the Company, the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and certain of the holders of Common Stock of the Company.

                                      3.

2.   Purchase and Sale of Shares.

     2.1 Authorization of the Series E Preferred Stock. On or before the Closing, the Company shall adopt and file with the Secretary of State of the State of Delaware the Certificate of Incorporation. The Series E Preferred Stock shall have the voting powers, dividend rights, liquidation rights, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, set forth in the Certificate of Incorporation, the terms of which are incorporated herein by reference as though set forth herein in full.

     2.2 Purchase and Sale of the Series E Shares. Subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 3, the Company shall issue, sell and deliver to the Investor, and the Investor shall purchase from the Company, 5,555,556 shares of Series E Preferred Stock (the "Series E Shares"), free and clear of all Encumbrances, for the purchase price of $12,500,001 (the "Purchase Price"). The Purchase Price shall be paid by the Investor to the Company at the Closing in immediately available funds by wire transfer or by delivery of bank cashier's checks or certified checks or by such other form as approved by the Company.

     2.3 Purchase and Sale of the IPO Shares. Subject to the terms and conditions hereof, at the time that the Company completes an initial underwritten public offering of its Common Stock (an "IPO") in which the Company realizes aggregate net proceeds of at least $10,000,000, the Investor shall have the right to purchase from the Company that number of shares of the Company's Common Stock having an aggregate value of up to 10% of the aggregate gross proceeds of the IPO (the "IPO Shares"), to be issued and sold in a private placement to close simultaneously with the completion of the IPO, at the price per share to the public in the IPO. The Company shall provide prompt written notice to the Investor of the proposed IPO and the Investor shall have 20 days following the date of such notice from the Company to exercise its right to purchase the IPO shares by providing written notice to the Company, which notice shall specify the anticipated number of IPO shares to be purchased (subject to adjustment based on the actual gross proceeds of the IPO and the actual price per share to the public in the IPO). If the Investor does not provide written notice to the Company within such 20-day period or provides written notice to the Company within such 20-day period that it does not wish to purchase the IPO shares, then the Investor shall have no further right to purchase shares from the Company, unless the Company does not complete the proposed IPO within nine months of the date of the Company's notice of such proposed IPO, in which case the Investor will again have the right set forth in this Section 2.3. If the Investor provides written notice to the Company of its election to purchase the IPO Shares within such 20-day period, then the Investor shall purchase from the Company, and the Company shall issue and sell to the Investor, the IPO Shares in a private placement to close simultaneously with the closing of the IPO.

3.   Closing.

     3.1 Place and Time. The closing of the sale and purchase of the Series E Shares pursuant to Section 2.2 (the "Closing") shall take place at the offices of Cooley Godward llp, 4365 Executive Drive, Suite 1100, San Diego, California, at 10:00 a.m. (San Diego time) on

                                      4.

January 4, 1999 following the satisfaction of the conditions set forth in Sections 8 and 9, or at such other place, date and time as the parties may agree in writing.

     3.2 Deliveries by the Company. At the Closing, the Company shall deliver the following to the Investor:

          (a) A certificate representing the Series E Shares delivered pursuant to Section 2.2, duly registered in the name of the Investor.

          (b)  The documents set forth in Section 8.

          (c)  The Restated Stockholders' Agreement.

          (d)  The Restated Voting Agreement.

          (e) All other documents, instruments and writings required by this Agreement to be delivered by the Company at the Closing.

     3.3 Deliveries by the Investor. At the Closing, the Investor shall deliver the following to the Company:

          (a) A wire transfer of immediately available US dollar funds in the amount of the Purchase Price to an account designated by the Company not less than two (2) days prior to the Closing.

          (b)  The documents set forth in Section 9.

          (c)  An executed signature page to the Restated Stockholders'
Agreement.

          (d)  An executed signature page to the Restated Voting Agreement.

          (e) All other documents, instruments and writings required by this Agreement to be delivered by the Investor at the Closing.

     3.4 IPO Closing. Subject to the terms of Sections 8 and 9, the closing of the sale and purchase of the IPO Shares under this Agreement (the "IPO Closing") shall be held at the time and date of the completion of the IPO (the "IPO Closing Date") at the offices of Cooley Godward, 4365 Executive Drive, Suite 1100, San Diego, California, or at such time and place as the Company and the Investor may agree. At the IPO Closing, subject to the terms and conditions hereof, the Company shall deliver to the Investor a stock certificate registered in the name of Investor representing the IPO Shares, dated as of the IPO Closing Date, against payment of the purchase price therefor by wire transfer of immediately available US dollar funds to an account designated by the Company not less than two (2) days prior to the IPO Closing.

                                      5.

4.   Representations and Warranties of the Company.

     The Company represents and warrants to the Investor as follows:

     4.1  Organization of the Company; Authorization.

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to enter into this Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement and to perform all of its obligations hereunder and thereunder, and to own or lease its properties and to engage in its business as presently conducted. The Company is duly qualified and in good standing as a foreign corporation under the laws of each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. The Company has no subsidiaries, nor does it own any equity interest in, or control directly or indirectly, any other entity.

          (b) The execution, delivery and performance of this Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement by the Company have been authorized by all necessary action and constitute valid and binding obligations of the Company, enforceable against it in accordance with their terms.

     4.2  Capitalization.

          (a) As of the Closing, the authorized Equity Stock of the Company will consist of (i) 82,472,584 shares of Common Stock, of which 5,347,322 shares are issued and outstanding, (ii) 10,501,000 shares of Series A Preferred Stock, of which 10,000,000 shares are issued and outstanding, (iii) 24,566,184 shares of Series B Preferred Stock, all of which are issued and outstanding, (iv) 844,444 shares of Series C Preferred Stock, all of which are issued and outstanding, (v) 24,809,555 shares of Series D Preferred Stock, all of which are issued and outstanding, and (vi) 5,555,556 shares of Series E Preferred Stock, none of which are issued and outstanding (excluding the Series E Shares). All of such issued and outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) A true and complete list of the holders of record of all issued and outstanding Equity Stock of the Company on the date hereof and reflecting the issuance of the Series E Shares on the Closing Date, including the number of shares of Equity Stock owned by each such holder, and the number of shares of Equity Stock reserved by the Company for each specified purpose is set forth on
Schedule 4.2 hereto.

          (C) The issuance of the Series E Shares to be issued to the Investor hereunder simultaneously with the Closing and the shares of Common Stock issuable upon conversion of the Series E Shares have been or will be on or prior to the Closing duly authorized. The Company has or will on or prior to the Closing duly reserve for issuance the shares of Common Stock issuable upon conversion of the Series E Shares. No further approval or authorization of the stockholders or the directors of the Company, of any Governmental Body or foreign governmental body or of any other Person is required for the issuance and sale of the Series E Shares or the shares of Common Stock issuable on conversion thereof. When paid for by, and issued to, the Investor, the Series E Shares will be validly issued, fully paid and non-assessable,

                                      6.

and, except as set forth in this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement or the Certificate of Incorporation or under applicable law, will not be subject to any restriction on use, voting or transfer. The Series E Preferred Stock will have the designations, preferences and relative participating, optional and other special rights as set forth in the Certificate of Incorporation. The shares of Common Stock issuable to the Investor upon conversion of the Series E Shares will, upon conversion of the Series E Shares in accordance with the Certificate of Incorporation, be validly issued, fully paid and non-assessable, and, except as set forth in this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement or the Certificate of Incorporation or under applicable law, will not be subject to any restriction on use, voting or transfer. Assuming the truth of the Investor's representations and warranties contained in Section 5, the offer, sale and issuance of the Series E Shares (and any shares of Common Stock issuable on conversion thereof) are exempt from the registration requirements of the Securities Act and applicable state securities laws.

          (d) Except as set forth in Schedule 4.2 hereto, there are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale, purchase, redemption, voting or transfer by the Company of any Equity Stock or other securities of the Company or any rights outstanding which permit or allow the holder thereof to cause the Company to file a registration statement or which permit or allow the holder thereof to include securities of the Company in a registration statement filed by the Company, other than the rights granted pursuant to the Restricted Stock Agreements, Restricted Stock Option Agreements, the Restated Stockholders' Agreement and the Restated Voting Agreement. There are no preemptive or other similar rights with respect to any Equity Stock of the Company except rights granted under the Stockholders' Agreement. None of the outstanding Equity Stock or other securities of the Company was issued in violation of the Securities Act, or the securities or blue sky laws of any state. The Company has delivered to the Investor copies of the certificate of incorporation and by-laws (or other governing instrument) of the Company, as currently in effect.

          (e) In the event of the IPO, the Company will update the capitalization information set forth in subsections (a) through (d) above to the IPO Closing Date.

     4.3 No Conflict as to the Company. Neither the execution and delivery of this Agreement, the Restated Stockholders' Agreement or the Restated Voting Agreement, nor the issuance of the Series E Shares or the Common Stock issuable on conversion thereof will (a) violate any provision of the Certificate of Incorporation or By-Laws of the Company or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any material Encumbrance upon any property or assets of the Company under, any material agreement to which the Company is a party or by which the Company or any of its property is bound, or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to the Company.


                                      7.

     4.4 Financial Statements; Financial Position; Absence of Undisclosed Liabilities.

          (a) The Company has delivered to the Investor a copy of the Company's audited financial statements as of December 31, 1997 and for the fiscal year then ended, together with the notes thereto (the "Annual Financial Statements"), and a balance sheet of the Company as of October 31, 1998 (such balance sheet shall hereafter be referred to as the "Current Balance Sheet") and the related income statement for the fiscal quarter then ended (the "Current Financial Statements"; the Current Financial Statements together with the Annual Financial Statements are collectively referred to herein as the "Financial Statements"). Except as set forth on Schedule 4.4 hereto, the Financial Statements (i) present fairly the financial condition of the Company as of their respective dates and the results of operations for their respective periods (subject to, in the case of the Current Financial Statements, year-end and audit adjustments), (ii) were prepared in accordance with the books and records of the Company, (iii) are true and correct and complete and (iv) present fairly the financial position and related results of operations of the Company as of the times and for the periods referred to therein, in accordance with GAAP consistently applied throughout the period involved and prior periods. Furthermore, except as set forth in Schedule
4.4 hereto, the Company hereby confirms that there have been no changes during the periods covered in the Financial Statements in the Company's accounting principles and practices.

          (b) As of the date hereof, except as set forth on Schedule 4.4 hereto, (i) the Company has no indebtedness or liabilities of any nature (matured or unmatured, fixed or contingent, direct or indirect, as guarantor or in any other capacity) which are not set forth on the Current Balance Sheet, and
(ii) all reserves established by the Company and set forth on the Current Balance Sheet are adequate for the purposes for which they were established.

          (c) Except as described elsewhere in this Agreement or as set forth on Schedule 4.4 hereto, since the date of the Current Balance Sheet:

               (i) the Company has not entered into any transaction which was not in the ordinary course of its business;

               (ii) there has been no material adverse change in the Business of the Company;

               (iii) there has been no damage to, or destruction or loss of, physical property (whether or not covered by insurance) which may have a material adverse effect on the Business of the Company;

               (iv) the Company has not declared or paid any cash dividend or made any distribution on its securities, or redeemed, purchased, or otherwise acquired any of its securities;

               (v) the Company has not received any notice that there has been a loss of, or cancellation of a material order by, any customer of the Company;

                                  8.

               (vii) there has been no borrowing or agreement to borrow by the Company or change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty, or otherwise or grant of a mortgage or security interest in any properties of the Company;

               (viii) there has not been any payment of any obligation or liability other than current liabilities paid in the ordinary course of business; and

               (ix) there has been no sale, assignment, transfer or encumbrance of any tangible asset of the Company except in the ordinary course of business and no sale, assignment, transfer or encumbrance of any Proprietary Right or other intangible asset of the Company or, to the knowledge of the Company, any unauthorized disclosure of any proprietary confidential information of the Company.

     4.5 Litigation. Except as set forth in Schedule 4.5 hereto, there is no litigation arbitration, claim, action, suit, governmental or other proceeding (formal or informal) or investigation pending with respect to the Company or any of its businesses, properties or assets, or, to the Company's knowledge, any of its directors, officers or employees to the extent such proceeding relates to the business of the Company. Except as set forth in Schedule 4.5 hereto, the Company is not subject to any judgment, order or decree.

     4.6 Proprietary Rights. To the Company's current actual knowledge, (a) the Company has sufficient ownership or rights to all patents, patent applications, trademarks, copyrights, trade secrets and other proprietary rights necessary for its business as currently conducted and (b) the Company has received no claims or charges that the Company's business as currently conducted infringes any patents, patent applications, trademarks, copyrights, trade secrets or other propriety rights of third parties.

     4.7 Compliance with Law. Except as set forth on Schedule 4.7 hereto, the operations of the Company have been conducted in all material respects in accordance with all applicable laws, regulations and other requirements of all Governmental Bodies having jurisdiction over the Company. The Company has not received any notification of any asserted present or past failure by the Company to comply with any such laws, rules or regulations.

     4.8    No Brokers, Finders or Investment Bankers.  Except as set forth in
Schedule 4.8 hereto, neither the Company nor any of its officers or directors has employed any broker, or investment banker or incurred any liability which remains unsatisfied for any brokerage or finder's fees or commissions or similar payments in connection with this Agreement or the Contemplated Transactions.

     4.9 Disclosure. No representations or warranties by the Company in this Agreement and no statement contained in any document (including, without limitation, the financial statements, certificates, or other writing furnished or to be furnished to the Investor or any of its representatives pursuant to the provisions hereof or in connection with the Contemplated Transactions) contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Documents delivered or to be delivered to the Investor

                                      9.

pursuant to this Agreement are true and complete copies of what they purport to be. Any projections or budgets with respect to the Company furnished to the Investor or any of its representatives pursuant to the provisions hereof or in connection with the Contemplated Transactions, have been prepared with reasonable care, are based on good faith estimates and assumptions, and represent good faith projections of results of operations to be achieved for the periods covered by such projections or budgets. The Company does not warrant that the projections can or will be achieved.

5.   Representations and Warranties of the Investor.

     The Investor represents and warrants to the Company as follows:

     5.1 Authorization. The Investor has the full power and authority to enter into this Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement and to perform all of its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement by it have been duly authorized by all necessary action and constitute valid and binding obligations of the Investor, enforceable against it in accordance with their terms. The execution, delivery and performance of this Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement by the Investor does not violate any provision of the governing instrument of the Investor, conflict with or constitute a default under any material agreement, indenture or instrument to which the Investor is a party or by which it or its property is bound or violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to the Investor.

     5.2 Investment Representations. The Investor has knowledge and experience in financial and business matters sufficient to enable it to evaluate the merits and risks of an investment in the Series E Shares and the IPO Shares. The Investor has assets sufficient to enable it to bear the economic risk of its investment in the Series E Shares and the IPO Shares and has assets in excess of Five Million Dollars ($5,000,000). The Investor is acquiring the Series E Shares and the IPO Shares for its own account and not with a present view to, or for sale in connection with, any distribution thereof. The Investor understands that: the Series E Shares (and the Common Stock issuable upon conversion thereof) have not been, and the IPO Shares will not be, registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereof; the Series E Shares (and the Common Stock issuable upon conversion thereof) have not been, and the IPO Shares will not be, registered under applicable state securities laws by reason of their issuance in a transaction exempt from such registration requirements; and the Series E Shares (and the Common Stock issuable upon conversion thereof) and the IPO Shares may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation so to register such Series E Shares, the Common Stock issuable on conversion thereof or the IPO Shares) or exempted from registration. The Investor further understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act is not presently available with respect to the Series E Shares, the Common Stock issuable upon conversion thereof and the IPO Shares.

                                      10.

     5.3 Investor's Acknowledgment as to Information. The Investor or its representatives have received from the Company such information as they requested with respect to the Company as the Investor has deemed necessary and relevant in connection with the Contemplated Transactions, and the Investor has had the opportunity, directly or through such representatives, to ask questions of and receive answers from persons acting on behalf of the Company necessary to verify the information so obtained.

     5.4 No Brokers, Finders or Investment Bankers. Neither the Investor nor any of its officers or directors has employed any broker, finder or investment banker or incurred any liability which remains unsatisfied for any brokerage or finder's fees or commissions or similar payments in connection with this Agreement or the Contemplated Transactions.

6.   Covenants of Investor.

     6.1 Standstill Provision. From and after the date of this Agreement, the Investor shall not, and shall cause its affiliates not to, in any manner, singly or as part of a partnership, limited partnership, syndicate or other "Group" (within the meaning of Section 13(d)(3) of the Exchange Act), directly or indirectly, acquire, or offer or agree to acquire, record ownership or beneficial ownership in the aggregate greater than 9.9% of the shares of capital stock of the Company, including but not limited to any securities convertible into or exchangeable for capital stock or any other right to acquire capital stock from the Company or any other person (i.e., on a fully-diluted basis), without the prior written consent of the Company; provided, however, that this clause shall not apply to (a) any securities obtained or purchased by Investor pursuant to rights set forth in this Agreement, including but not limited to the Series E Shares, the Common Stock issuable upon conversion thereof and the IPO Shares, and (b) any securities issued with respect to the Series E Shares or the IPO Shares pursuant to a stock split, stock dividend, recapitalization or reclassification approved by the Company's Board of Directors; and provided, further, that this clause shall not apply to any securities of the Company held indirectly by the Investor through one or more investments in any of the Stockholders listed, as of the date hereof, on the Restated Stockholders' Agreement, so long as neither Investor, nor any of its affiliates, exercises "control" (within the meaning of Rule 12b-2 promulgated under the Exchange Act) with regard to such Stockholder.

     6.2 Agreement Not to Sell. The Investor hereby covenants and agrees that it will not, nor will it permit any of its affiliates (including parents, subsidiaries or other related entities) to, directly or indirectly sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose or any of the Series E Shares, the Common Stock issuable upon conversion thereof or the IPO Shares without the prior written consent of the Company during the period from the Closing Date or the IPO Closing Date, as applicable, through the later of (a) completion of the work conducted under all Project Plans under the Collaboration Agreement; or (b) the earlier of (i) the fifth anniversary of the date of this Agreement or (ii) the second anniversary of the IPO Closing Date. In order to enforce the provisions of this Section 6.2, the Company may impose stop-transfer instructions with respect to the securities held by the Investor and its affiliates that are subject to the foregoing restriction until the end of such period.

                                      11.

     6.3 Market Stand-Off Provision. The Investor agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act (which period shall not exceed 180 days), the Investor shall not, to the extent requested by the Company, directly or indirectly sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by the Investor at any time during such period. In order to enforce the provisions of this Section 6.3, the Company may impose stop-transfer instructions with respect to the securities held by the Investor and its affiliates that are subject to the foregoing restriction until the end of such period.

7.   Confidentiality.

     All information heretofore or hereafter furnished to the Investor by the Company or on the Company's behalf under this Agreement or in connection with the Contemplated Transactions shall be deemed Confidential Information, as defined in Section 7.1 of the Collaboration Agreement, and the provisions of
Section 7 of the Collaboration Agreement (which are hereby incorporated herein by reference) shall apply to all such Confidential Information.

8.   Conditions to the Investor's Obligations.

     The obligations of the Investor to effect the Closing or the IPO Closing, as applicable, shall be subject to the satisfaction at or prior to the Closing or the IPO Closing, as applicable, of the following conditions, any one or more of which may be waived by the Investor:

     8.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of any or all of the Contemplated Transactions.

     8.2 Representations, Warranties and Agreements. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date or the IPO Closing Date, as applicable, with the same force and effect as though made at such time; provided, however, that the representations and warrants shall be modified as required to reflect changes occurring between the date of this Agreement and the Closing Date or the IPO Closing Date, as applicable. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement required to be performed and complied with by it at or prior to the Closing Date or the IPO Closing Date, as applicable. The Investor shall have received a certificate as to the foregoing signed by the Chief Executive Officer of the Company.

     8.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary in the good faith judgment of the Investor for the consummation of any or all of the Contemplated Transactions to be effected at the Closing and the IPO Closing, respectively, shall have been obtained and shall be in full force.

                                      12.

     8.4 Other Consents. Consents or waivers from parties other than Governmental Bodies that are required in connection with the consummation of any or all of the Contemplated Transactions shall have been obtained and shall be in full force.

     8.5    Secretary of State Certificates.  The Investor shall have received
(i) a copy of the Certificate of Incorporation certified as of a recent date by the Secretary of State of Delaware, and (ii) Certificates of the Secretary of State of the State of Delaware with respect to the Company, and of each state in which the Company is qualified to do business as a foreign corporation, as of a recent date showing the Company to be validly existing or qualified as a foreign corporation in its states of existence and qualification, as the case may be, and in good standing.

     8.6 Secretary's Certificate of the Company. The Investor shall have received a Certificate of the Secretary of the Company, certifying (i) that no document has been filed relating to or affecting the Certificate of Incorporation of the Company after the date of the Certificate of the Secretary of State of Delaware furnished pursuant to Section 8.5, (ii) that attached to the Certificate is a true and complete copy of By-Laws of the Company, as in full force and effect, and (iii) the names and true signatures of each officer of the Company who has been authorized to execute and deliver this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement and any other document required hereunder or thereunder to be executed and delivered by or on behalf of the Company.

     8.7 Resolutions. The Investor shall have received certified copies of resolutions duly adopted by the Company's Board of Directors (and stockholders, if necessary) authorizing the execution and delivery of this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement and each of the other Company Closing Documents, the amendment and restatement of the certificate of incorporation of the Company to authorize the Series E Shares, the issuance and sale of the Series E Shares, the issuance and sale of the IPO Shares, the reservation of the shares of Common Stock issuable upon conversion of the Series E Shares and the performance of the Contemplated Transactions and certifying that such resolutions were duly adopted, are in full force and effect and have not been rescinded or amended.

     8.8 Compliance Evidence. The Investor shall have received such certificates, documents and information as it may reasonably request in order to establish satisfaction of the conditions set forth in this Section 8.

9.   Conditions to the Company's Obligations.

     The obligations of the Company to effect the Closing or the IPO Closing, as applicable, shall be subject to the satisfaction at or prior to the Closing or the IPO Closing, as applicable, of the following conditions, any one or more of which may be waived by the Company.

     9.1 No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of any or all of the Contemplated Transactions.

     9.2 Representations, Warranties and Agreements. The representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material

                                      13.

respects as of the date of this Agreement and as of the Closing Date or the IPO Closing Date, as applicable, with the same force and effect as though made at such time. The Investor shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to the Closing Date or the IPO Closing Date. The Company shall have received a certificate as to the foregoing signed by an officer of the Investor.

     9.3 Regulatory Approvals. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary in the good faith judgment of the Investor for the consummation of any or all of the Contemplated Transactions to be effected at the Closing and the IPO Closing, respectively, shall have been obtained and shall be in full force and effect.

     9.4 Other Consents. Consents or waivers from parties other than Governmental Bodies that are required in connection with the consummation of any or all of the Contemplated Transactions shall have been obtained and shall be in full force.

     9.5 Secretary's Certificate of the Investor. The Company shall have received a Certificate of the Secretary of the Investor, certifying the names and true signatures of each officer of the Investor who has been authorized to execute and deliver this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement and any other document required hereunder or thereunder to be executed and delivered by or on behalf of the Investor.

     9.6 Resolutions. The Company shall have received certified copies of resolutions duly adopted by the Investor's Board of Directors (and stockholders, if necessary) authorizing the execution and delivery of this Agreement, the Restated Stockholders' Agreement, the Restated Voting Agreement and each of the other documents to be delivered by the Investor hereunder and certifying that such resolutions were duly adopted, are in full force and effect and have not been rescinded or amended.

     9.7 Compliance Evidence. The Company shall have received such certificates, documents and information as it may reasonably request in order to establish satisfaction of the conditions set forth in this Section 9.

     9.8 Payment of Purchase Price. At the Closing, Investor shall have tendered delivery of the Purchase Price as specified in Section 2.2 herein. At the IPO Closing, the Investor shall have tendered delivery of the purchase price for the IPO Shares as specified in Section 2.3.

10.  Miscellaneous.

     10.1 Notices. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by certified mail, return receipt requested, or
(c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other

                                      14.

addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties complying as to delivery with this Section 10.1):

If to the Company:

     Diversa Corporation
     10665 Sorrento Valley Road
     San Diego, CA 92121
     Fax No.: (619) 623-5180
     Attention: Chief Executive Officer

with a copy to:

     Cooley Godward llp
     4365 Executive Drive
     Suite 1100
     San Diego, CA 92121
     Fax No.: (619) 453-3555
     Attention:  M. Wainwright Fishburn, Jr., Esq.

If to the Investor:

     Novartis Agribusiness Biotechnology Research, Inc.
     3054 Cornwallis Road
     Research Triangle Park, NC 27709
     Fax No.: (919) 541-8585
     Attention: Dr. Juanjo Estruch

with a copy to:

     Novartis Seeds, Inc.
     7240 Holsclaw Road
     Gilroy, CA 95020-8027
     Fax No.: (408) 848-8129
     Attention: Allen E. Norris, Esq.

     10.2 Service of Process. Process in any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement against any of the parties, may be served on any party anywhere in the world, whether within or without the State of California and may also be served upon any party in the manner provided for giving of notices to it in Section 10.1.

     10.3 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

     10.4 Payment. A wire transfer or delivery of a check shall not operate to discharge any obligation of payment under this Agreement and is accepted subject to collection.

                                      15.

     10.5 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

     10.6 Attorneys' Fees. In any action or proceeding brought by a party to enforce any provision of this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding (including, but not limited to, attorneys' fees).

     10.7 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     10.8 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought.

     10.9 Severability. If any term, covenant or condition of this Agreement or the application thereof to any party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (a) the remainder of this Agreement, or the application of such term, covenant or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the parties that the basic purposes of this Agreement are to be effectuated.

     10.10 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party; provided that, after the Closing, the Investor may upon ten (10) days prior written notice to the Company, assign this Agreement to any of its affiliates (as defined by Rule 405 promulgated under the Securities Act) without the prior written consent of the Company.

     10.11 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided for in this Agreement.

     10.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

                                      16.

     10.13 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of California, without regard to the conflicts of law principles thereof.

     10.14 Memorandum Regarding Purchase Price. A memorandum setting forth certain agreements by Diversa and the Investor with regard to the Purchase Price is attached hereto as Exhibit D.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      17.

     In Witness Whereof, the parties hereto have executed this Agreement on the date first above written, in the case of corporations by their respective officers thereunto duly authorized.



                                    Diversa Corporation


Dated:_________________________     By:______________________________
                                    Name:____________________________
                                    Title:___________________________


                                    Novartis Agribusiness
                                      Biotechnology Research, Inc.

Dated:_________________________     By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                                      18.


                               Table Of Contents

                                                                                     Page
1.       Definitions.................................................................  1

2.       Purchase and Sale of Shares.................................................  4

         2.1      Authorization of the Series E Preferred Stock......................  4

         2.2      Purchase and Sale of the Series E Shares...........................  4

         2.3      Purchase and Sale of the IPO Shares................................  4

3.       Closing.....................................................................  4

         3.1      Place and Time.....................................................  4

         3.2      Deliveries by the Company..........................................  5

         3.3      Deliveries by the Investor.........................................  5

         3.4      IPO Closing........................................................  5

4.       Representations and Warranties of the Company...............................  6

         4.1      Organization of the Company; Authorization.........................  6

         4.2      Capitalization.....................................................  6

         4.5      Litigation.........................................................  9

         4.6      Proprietary Rights.................................................  9

         4.7      Compliance with Law................................................  9

         4.8      No Brokers, Finders or Investment Bankers..........................  9

         4.9      Disclosure.........................................................  9

5.       Representations and Warranties of the Investor.............................. 10

         5.1      Authorization...................................................... 10

         5.2      Investment Representations......................................... 10

         5.3      Investor's Acknowledgment as to Information........................ 11

         5.4      No Brokers, Finders or Investment Bankers.......................... 11

6.       Covenants of Investor....................................................... 11

         6.1      Standstill Provision............................................... 11

         6.2      Agreement Not to Sell.............................................. 11

         6.3      Market Stand-Off Provision......................................... 12

7.       Confidentiality............................................................. 12

8.       Conditions to the Investor's Obligations.................................... 12

         8.1      No Injunction...................................................... 12

                               Table Of Contents
                                  (continued)

                                                                                     PAGE
         8.2      Representations, Warranties and Agreements......................... 12

         8.3      Regulatory Approvals............................................... 12

         8.4      Other Consents..................................................... 13

         8.5      Secretary of State Certificates.................................... 13

         8.6      Secretary's Certificate of the Company............................. 13

         8.7      Resolutions........................................................ 13

         8.8      Compliance Evidence................................................ 13

9.       Conditions to the Company's Obligations..................................... 13

         9.1      No Injunction...................................................... 13

         9.2      Representations, Warranties and Agreements......................... 13

         9.3      Regulatory Approvals............................................... 14

         9.4      Other Consents..................................................... 14

         9.5      Secretary's Certificate of the Investor............................ 14

         9.6      Resolutions........................................................ 14

         9.7      Compliance Evidence................................................ 14

         9.8      Payment of Purchase Price.......................................... 14

10.      Miscellaneous............................................................... 14

         10.1     Notices............................................................ 14

         10.2     Service of Process................................................. 15

         10.3     Expenses........................................................... 15

         10.4     Payment............................................................ 15

         10.5     Captions........................................................... 16

         10.6     Attorneys' Fees.................................................... 16

         10.7     No Waiver.......................................................... 16

         10.8     Exclusive Agreement; Amendment..................................... 16

         10.9     Severability....................................................... 16

         10.10    Assignment......................................................... 16

         10.11    Successors and Assigns............................................. 16

         10.12    Counterparts....................................................... 16

         10.13    Governing Law...................................................... 17

                                      ii.

                               Table Of Contents
                                  (continued)

                                                                                     Page
         10.14    Memorandum Regarding Purchase Price................................ 17

                                     iii.

                               List of Schedules

Schedule No.                 Title
------------                 -----

Schedule 4.2                 Capitalization

Schedule 4.4                 Undisclosed Liabilities

Schedule 4.5                 Litigation

Schedule 4.7                 Compliance with Law

Schedule 4.8                 Brokers, Finders or Investment Bankers

                                      iv.

                               List of Exhibits

Exhibit                      Title
-------                      -----
Exhibit A                    Seventh Restated Certificate of Incorporation

Exhibit B                    Amended and Restated Stockholders' Agreement

Exhibit C                    Amended and Restated Voting Agreement

Exhibit D                    Memorandum Regarding Stock Purchase Agreement

                                      v.

                     SCHEDULES TO STOCK PURCHASE AGREEMENT

                                [SEE ATTACHED]

                                   Exhibit A

                 SEVENTH RESTATED CERTIFICATE OF INCORPORATION

                                   Exhibit B

                 AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                                   Exhibit C

                     AMENDED AND RESTATED VOTING AGREEMENT

                                   Exhibit D

                 MEMORANDUM REGARDING STOCK PURCHASE AGREEMENT